UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2010

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (Host Hotels & Resorts, Inc.)	001-14625	53-0085950

Delaware (Host Hotels & Resorts, L.P.)	0-25087	52-2095412
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices and Zip Code)

(240) 744-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events

The purpose of this Current Report on Form 8-K is to set forth the following information previously filed as part of, or as an exhibit or financial statement schedule to, the Annual Report on Form 10-K of Host Hotels & Resorts, Inc. and Host Hotels & Resorts, L.P. (collectively, the “Company”) for the fiscal year ended December 31, 2010, which information has been revised to reflect the impact of the disposition of one property. The revised information includes:

•	Computation of Ratios of Earnings to Fixed Charges;

•	Selected Financial Data;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”);

•	Consolidated Financial Statements and Notes thereto; and

•	Schedule of Real Estate and Accumulated Depreciation.

This information is attached hereto as exhibits 12.1, 12.2 and 99.1 through 99.7 and is incorporated herein by reference.

On August 4, 2011, the Company sold the South Bend Marriott for net proceeds of approximately $5.9 million. The results of this hotel were presented in the Company’s continuing operations for all fiscal years included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the Securities and Exchange Commission (“SEC”) on February 24, 2011. In accordance with U.S. generally accepted accounting principles, the Company reported the results of this hotel as discontinued operations in its Form 10-Q for the quarter and year-to-date periods ended June 17, 2011, and reclassified the results of operations from a property disposed or held for sale as discontinued operations during all reported periods. Accordingly, the information included in this Current Report reflects the reclassification of the results of this hotel as discontinued operations for the years ended December 31, 2010 and December 31, 2009.

The Company has also updated the footnotes to the audited consolidated financial statements to disclose certain significant transactions listed below that occurred subsequent to December 31, 2010 as well as to update the footnote on legal proceedings for certain loss accruals. However, investors are cautioned that the MD&A with respect to the three years ended December 31, 2010 presented herein represents the MD&A that the Company filed as part of its 2010 Annual Report on Form 10-K updated only to reflect the effect on its results of operations and financial position discussed therein of the sale of the property discussed above. The MD&A presented herein has not been updated or amended to reflect any other information, uncertainties, transactions, risks, events or trends occurring, or known to management, including those listed below, that have occurred subsequent to February 24, 2011, the date on which the Company filed its Annual Report on Form 10-K. Among the items for which the MD&A presented herein has not been updated or amended (but for which the audited consolidated financial statements and notes thereto have been updated) include:

•	The February acquisition of a portfolio of seven hotels in New Zealand for $145 million, including the issuance of $80 million of mortgage debt;

•	The March repayment of the $132 million mortgage debt secured by four Canadian properties through a draw of $103 million on our credit facility and available cash;

•	The March acquisition of the 1,625-room Manchester Grand Hyatt San Diego for $572 million;

•	The March acquisition of the 775-room New York Helmsley Hotel for $313.5 million;

•

The April acquisition of a 75% common voting interest and preferred interest in the entity that owns the 364-room Hilton Melbourne South Wharf, Australia for $152 million, including the assumption of an existing $86 million mortgage loan;

•	The May issuance of $500 million 5 7/8% Series W senior notes for net proceeds of $489 million;

•	The May repayment of $50 million of our credit facility with proceeds from Series W senior notes issuance;

•	The June redemption of the $250 million face amount of the 7 1/8% Series K senior notes for $253 million;

•

The June exchange of $134 million of the outstanding $325 million 3.25% Exchangeable Senior Debentures for approximately 8.8 million shares of Host Hotel & Resorts, Inc. common stock, and the redemption of $16 million of the 3.25% Exchangeable Senior Debentures for cash;

•	The June sale of the Le Méridien Piccadilly to the European joint venture Fund II for £64 million ($102 million), including associated £32 million ($52 million) mortgage debt; and

•	The June repayment of $41 million of our credit facility with proceeds from the sale of the Le Méridien Piccadilly to the European joint venture Fund II.

In addition, neither the footnotes to the audited consolidated financial statements nor the MD&A presented herein have been amended or updated to reflect the following information:

•	Modification of the Company’s forecast on the range of expected revenues per available room (RevPAR) for its comparable hotels for 2011;

•	Modification of the Company’s forecast on the range of expected dividends per share for 2011;

•	and all other events relating to the results of operations for the first two quarters of 2011 or the Company’s outlook for the remainder of 2011.

Investors should read the information contained in this current report together with the other information contained in the Company’s 2010 Annual Report on Form 10-K filed on February 24, 2011, the Company’s Form 10-Qs for the quarters ended March 25, 2011 and June 17, 2011, filed with the SEC on May 2, 2011 and July 25, 2011, respectively, and other information filed with, or furnished to, the SEC after February 24, 2011.

This combined Form 8-K for Host Inc. and Host L.P. includes for each entity separate consolidated financial statements, selected financial data and separate computations of ratios of earnings to fixed charges, but combined presentations of the MD&A, footnotes to the financial statements and schedule of real estate and accumulated depreciation. For the portions of this Form 8-K that include combined presentations, any material differences between Host Inc. and Host L.P. are noted therein. For a more detailed discussion of the substantive differences between Host Inc. and Host L.P. and why we believe combined filings results in benefits to investors, see the discussion in the Company’s combined Annual Report on Form 10-K for the year ended December 31, 2010 under the heading “Explanatory Note”.

ITEM	9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.

12.1	Computation of Ratios of Earnings to Fixed Charges (Host Hotels & Resorts, Inc.)

12.2	Computation of Ratios of Earnings to Fixed Charges (Host Hotels & Resorts, L.P.)

23.1	Consent of KPMG LLP

99.1	Selected Financial Data (Host Hotels & Resorts, Inc.)

99.2	Selected Financial Data (Host Hotels & Resorts, L.P.)

99.3	Management’s Discussion and Analysis of Results of Operations and Financial Condition

99.4	Consolidated financial statements as of December 31, 2010 and 2009 and for the three years ended December 31, 2010 (Host Hotels & Resorts, Inc.)

99.5	Consolidated financial statements as of December 31, 2010 and 2009 and for the three years ended December 31, 2010 (Host Hotels & Resorts, L.P.)

99.6	Host Hotels & Resorts, Inc., Host Hotels & Resorts, L.P., and Subsidiaries Combined Notes to Consolidated Financial Statements

99.7	Schedule of Real Estate and Accumulated Depreciation as of December 31, 2010

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Condensed Consolidated Statements of Operations for the Years ended December 31, 2010, 2009 and 2008, respectively, for Host Hotels & Resorts Inc.; (ii) the Condensed Consolidated Balance Sheets at December 31, 2010, and December 31, 2009, respectively, for Host Hotels & Resorts Inc.; (iii) the Consolidated Statements of Equity and Comprehensive Income(Loss) for the Years ended December 31, 2010, 2009 and 2008, respectively, for Host Hotels & Resorts Inc.; (iv) the Condensed Consolidated Statement of Cash Flows for the Years ended December 31, 2010, 2009 and 2008, respectively, for Host Hotels & Resorts Inc.; (v) the Condensed Consolidated Statements of Operations for the Years ended December 31, 2010, 2009 and 2008, respectively, for Host Hotels & Resorts L.P.; (vi) the Condensed Consolidated Balance Sheets at December 31, 2010, and December 31, 2009, respectively, for Host Hotels & Resorts L.P.; (vii) the Consolidated Statements of Capital and Comprehensive Income(Loss) for the Years ended December 31, 2010, 2009 and 2008, respectively, for Host Hotels & Resorts L.P.; (viii) the Condensed Consolidated Statement of Cash Flows for the Years ended December 31, 2010, 2009 and 2008, respectively, for Host Hotels & Resorts L.P.; and (ix) Notes to the Consolidated Financial Statements that have been detail tagged. Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

By:	/S/ BRIAN G. MACNAMARA
Brian G. Macnamara
Senior Vice President,
Corporate Controller

Date: September 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P. BY: HOST HOTELS & RESORTS, INC., ITS GENERAL PARTNER

By:	/S/ BRIAN G. MACNAMARA
Brian G. Macnamara
Senior Vice President,
Corporate Controller

Date: September 13, 2011